THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

REVEN HOUSING REIT, INC.

10% CONVERTIBLE PROMISSORY NOTE

$[_______________]	January [__], 2013

  La Jolla, California

FOR VALUE RECEIVED, Reven Housing REIT, Inc., a Colorado corporation (the “Company”), promises to pay to [____________________] (“Investor”), or its registered assigns, in lawful money of the United States of America the principal sum of [__________] Dollars ($[_________]), or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Note on the unpaid principal balance at a rate equal to 10.00% per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the “Maturity Date,” which shall be the earlier of (i) December 31, 2013 or (ii) the closing of a Qualified Equity Financing (as defined in Section 6 below). Notwithstanding the foregoing, if an Event of Default (as defined below) occurs prior to the Maturity Date, and when, upon or after the occurrence of such an Event of Default, such amounts are declared due and payable by Investor or made automatically due and payable in accordance with the terms hereof. This Note is one of the “Notes” issued in the Company’s convertible note financing in the aggregate principal amount of $500,000 (the “Convertible Note Financing”).

The following is a statement of the rights of Investor and the conditions to which this Note is subject, and to which Investor, by the acceptance of this Note, agrees:

1.      Definitions. As used in this Note, the following capitalized terms have the following meanings:

(a)    the “Company” includes the corporation initially executing this Note and any Person which shall succeed to or assume the obligations of the Company under this Note.

(b)   “Event of Default” has the meaning given in Section 4 hereof.

(c)    “Investor” shall mean the Person specified in the introductory paragraph of this Note or any Person who shall at the time be the registered holder of this Note.

(d)   “Obligations” shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Company to Investor of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of this Note, including, all interest, fees, charges, expenses, attorneys’ fees and costs and accountants’ fees and costs chargeable to and payable by the Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

(e)    “Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

(f)    “Securities Act” shall mean the Securities Act of 1933, as amended.

(g)   “Warrant” shall mean the warrant to purchase the Company’s capital stock issued to Investor in connection and concurrently with this Note.

2.      Interest. Accrued interest on this Note shall be payable on the Maturity Date.

3.      Prepayment. Upon five day prior written notice to Investor, the Company may prepay this Note in whole or in part; provided that: (i) any prepayment of this Note may only be made in connection with the prepayment of all Notes issued in the Convertible Note Financing on a pro rata basis, based on the respective aggregate outstanding principal amounts of each such Note, and (ii)] any such prepayment will be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.

4.      Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Note:

(a)    Failure to Pay. The Company shall fail to pay (i) when due any principal or interest payment on the due date hereunder or (ii) any other payment required under the terms of this Note on the date due and such payment shall not have been made within 10 business days of the Company’s receipt of Investor’s written notice to the Company of such failure to pay; or

(b)   Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

(c)    Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 30 days of commencement.

5.      Rights of Investor upon Default. Upon the occurrence or existence of any Event of Default (other than an Event of Default described in Sections 4(b) or 4(c)) and at any time thereafter during the continuance of such Event of Default, Investor may, by written notice to the Company, declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. Upon the occurrence or existence of any Event of Default described in Sections 4(b) and 4(c), immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived.

6.      Conversion.

(a)    Optional Conversion. In the event the Company consummates, prior to the Maturity Date an equity financing pursuant to which it sells shares of its capital stock (“Equity Shares”) with an aggregate sales price of not less than $5,000,000, excluding any and all notes which are converted into Equity Shares (including this Note and the other Notes issued in the Convertible Note Financing), and with the principal purpose of raising capital (a “Qualified Equity Financing”), then all or a portion of the outstanding principal amount of and all accrued interest under this Note shall be convertible at the option of the Investor into such Equity Shares at the same price and on the same terms as the other investors in the Qualified Equity Financing (adjusted to reflect subsequent stock dividends, stock splits, combinations or recapitalizations).

(b)   Conversion Mechanics. Upon such conversion of this Note, the Investor hereby agrees to execute and deliver to the Company all transaction documents related to the Qualified Equity Financing, including a purchase agreement and other ancillary agreements, with customary representations and warranties and transfer restrictions (including a 180-day lock-up agreement in connection with an initial public offering), and having the same terms as those agreements entered into by the other purchasers of the Equity Shares. The Investor also agrees to deliver the original of this Note (or a notice to the effect that the original Note has been lost, stolen or destroyed and an agreement acceptable to the Company whereby the holder agrees to indemnify the Company from any loss incurred by it in connection with this Note) at the closing of the Qualified Equity Financing for cancellation; provided, however, that upon satisfaction of the conditions set forth in this Section 6(a), this Note shall be deemed converted and of no further force and effect, whether or not it is delivered for cancellation as set forth in this sentence.

(c)    Fractional Shares; Interest; Effect of Conversion. No fractional shares shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to Investor upon the conversion of this Note, the Company shall pay to Investor an amount equal to the product obtained by multiplying the conversion price by the fraction of a share not issued pursuant to the previous sentence. Upon conversion of this Note in full and the payment of any amounts specified in this Section 6(c), the Company shall be forever released from all its obligations and liabilities under this Note.

7.      Successors and Assigns. Subject to the restrictions on transfer described in Sections 9 and 10 below, the rights and obligations of the Company and Investor shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

8.      Investor Representations. As acknowledged by the Investor on the signature page hereto, Investor hereby represents and warrants to the Company upon the acquisition of the Note and the Warrants as follows:

(a)    Investor has been advised that the Notes, the Warrants and the underlying securities have not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Investor is aware that, the Company is under no obligation to effect any such registration with respect to the Notes, the Warrants or the underlying securities or to file for or comply with any exemption from registration. Investor has not been formed solely for the purpose of making this investment and is purchasing the Notes or Warrants to be acquired by Investor hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof. Investor has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. Investor is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act.

(b)   Investor acknowledges that the Company has given Investor access to the corporate records and accounts of the Company and to all information in its possession relating to the Company, has made its officers and representatives available for interview by such Investor, and has furnished such Investor with all documents and other information required for such Investor to make an informed decision with respect to the purchase of the Notes and the Warrants.

9.      Transfer of this Note or Securities Issuable on Conversion Hereof. With respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted, Investor will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of Investor’s counsel, or other evidence if reasonably satisfactory to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice and reasonably satisfactory opinion, if so requested, or other evidence, the Company, as promptly as practicable, shall notify Investor that Investor may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 9 that the opinion of counsel for Investor, or other evidence, is not reasonably satisfactory to the Company, the Company shall so notify Investor promptly after such determination has been made. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. the Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

10.  Assignment by the Company. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Investor.

11.  Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall in writing and faxed, mailed or delivered to each party at the respective addresses of the parties as set forth herein, or at such other address or facsimile number as the Company shall have furnished to Investor in writing. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid. The address for such notices and communications shall be as set forth below:

If to the Company:

Reven Housing REIT, Inc.

7911 Herschel Avenue, Suite 201
La Jolla, California 92037

Or such other address as Borrower may provide to Holder for notices purposes after the issuance of this Note.

If to Holder:

[__]

[____________________]
[____________________]

12.  Pari Passu Notes. Investor acknowledges and agrees that the payment of all or any portion of the outstanding principal amount of this Note and all interest hereon shall be pari passu in right of payment and in all other respects to the other Notes issued in the Convertible Note Financing or pursuant to the terms of such Notes. In the event Investor receives payments in excess of its pro rata share of the Company’s payments to the Investors of all of the Notes, then Investor shall hold in trust all such excess payments for the benefit of the holders of the other Notes and shall pay such amounts held in trust to such other holders upon demand by such holders.

13.  Usury. In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

14.  Waivers. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

15.  Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California, or of any other state.

[Signature Page Follows]

The Company has caused this Note to be issued as of the date first written above.

REVEN HOUSING REIT, INC.

a Colorado corporation

By:_____________________

Name:___________________

Title:____________________

ACNOWLEDGED BY INVESTOR:

By:_____________________

Name:___________________

Title:____________________